EXHIBIT 10.14

                       ISDA MASTER AGREEMENT

LaSalle Bank N.A.
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                                                              LaSalle Banks

                             CONFIRMATION

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     Date:       May 9, 2003

     To:         AMCON DISTRIBUTING COMPANY
                 7405 Irvington Road
                 Omaha, NE 68122

                 ATTN:  Mr. Mike James, CFO
                 Phone: 402-331-3727
                 Fax:   402-331-4834

     From:       LASALLE BANK NATIONAL ASSOCIATION
                 208 South LaSalle Street, 2nd Floor
                 Chicago, IL 60604

                 Fax:   312-855-5847/5852

                 Re:    Swap Transaction (No. INF 17293/23506)
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Ladies/Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those and provisions of this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement in the form published by ISDA ( the "Agreement") as if you and we had executed that agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws
of the State of New York without reference to choice of law doctrine.   In
addition, you and we agree to use our best efforts to promptly negotiate, execute, and deliver an ISDA Mater Agreement (as published by ISDA). Upon execution and delivery by you and us of that agreement (1) this letter agreement shall constitute a "Confirmation" as referred to in that agreement and shall supplement, form part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     Notional Amount:               USD 10,000,000

     Trade Amount:                  May 9 2003

     Effective Date:                June 2, 2003

     Termination Date:              June 2, 2006

     Fixed Amounts:

       Fixed Rate Payer:            AMCON DISTRIBUTING COMPANY

       Fixed Rate:                  2.37%

       Fixed Rate
       Payer Payment Dates:         The 23rd day of each month, commencing
                                    on June 23, 2003 to and including the
                                    Termination Date, subject to adjustment
                                    in accordance with the Modified
                                    Following Business Day Convention.

       Fixed Rate
       Day Count Fraction:          Actual/360

     Floating Amounts:

       Floating Rate Payer:         LASALLE BANK NATIONAL ASSOCIATION

       Floating Rate
       Payer Payment Dates:         The 23rd day of each month, commencing
                                    on June, 2003 to and including the
                                    Termination Date, subject to adjustment
                                    in accordance with the Modified
                                    Following Business Day Convention.

       Floating Rate Option:        USD-LIBOR-BBA

       Designated Maturity:         1 month

       Initial Floating Rate:       To be determined

       Spread:                      none

       Floating Rate
       Day Count Fraction:          Actual/360

       Reset Dates:                 The first day of each Calculation Period

       Method of Averaging:         Inapplicable

       Compounding:                 Inapplicable

Business Days:                      London and New York

Calculation Agent:                  LASALLE BANK NATIONAL ASSOCIATION

3.   Offices:

(a)  The Office of the Fixed Rate Payer for this Swap Transaction is Omaha.

(b)  The Office of the Floating Rate Payer for this Swap Transaction is
     Chicago.

4.   Account Details

Payments to LASALLE BANK NATIONAL ASSOCIATION:

     LaSalle Bank National Association will debit your DDA# 5800239294

Payments to AMCON DISTRIBUTING COMPANY:

     LaSalle Bank National Association will credit you DDA# 5800239294

5.   Other Provisions:

     Assignment:     This Swap Transaction may be assigned only with prior
                     written consent

     Netting: The parties hereto hereby agree that subparagraph (ii) of Part 2(c) of the Agreement shall not apply to any Swap Transaction

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either, (i), returning via telecopier an executed copy of this Confirmation to the attention of Tina Peters (fax number: (312) 855-5823, or sending a telex to Tina Peters (telex no. 62734, answerback: ABN UW) substantially to the following effect: "We acknowledge receipt of your fax dated December 22,2000 with respect to a Swap Transaction between AMCON DISTRIBUTING COMPANY and LASALLE BANK NATIONAL ASSOCIATION with an Effective Date of May 23, 2003 and a Termination Date of May 23, 2006 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours ---------------------------, by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of the Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

LASALLE BANK NATIONAL ASSOCIATION

By: /s/ Lily Levin                  By: /s/ Paul A. Ulmer
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Name: Lily Levin                    Name: Paul A. Ulmer
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Title: Assistant Vice President     Title: Vice President
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Confirmed as of the date first written:

AMCON DISTRIBUTING COMPANY

By: /s/ Michael D. James
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Name:  Michael D. James
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Title: Vice President & CFO
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